Exhibit 99.2

Brookdale Senior Living Inc.
Corporate Overview - selected financial information
As of June 30, 2016

Corporate Overview	Investor Relations
Brookdale Senior Living Inc. ("Brookdale") is the leading operator of senior living communities throughout the United States.  The Company is committed to providing senior living solutions primarily within properties that are designed, purpose-built and operated to provide the highest quality service, care and living accommodations for residents.  As of June 30, 2016, the Company operates independent living, assisted living and dementia-care communities and continuing care retirement centers ("CCRCs"), with 1,114 communities in 47 states and the ability to serve approximately 107,000 residents. Through its ancillary services program, the Company also offers a range of outpatient therapy, home health, personalized living and hospice services.
Ross Roadman SVP, Investor Relations Brookdale Senior Living Inc. 111 Westwood Place, Suite 400 Brentwood, TN 37027 Phone (615) 564-8104 rroadman@brookdale.com

Community Information
Ownership Type	Period End Number of Communities	Period End Number of Units	Percentage of Q2 2016 Resident and Management Fees	Percentage of Q2 2016 Operating Income	Percentage of YTD 2016 Resident and Management Fees	Percentage of YTD 2016 Operating Income
Owned	407	35,690	37.9%	36.6%	38.3%	37.3%
Leased	549	44,978	48.9%	53.6%	48.7%	53.5%
Brookdale Ancillary Services	N/A	N/A	11.5%	5.0%	11.4%	4.5%
Managed	158	26,647	1.7%	4.8%	1.6%	4.7%
Total	1,114	107,315	100.0%	100.0%	100.0%	100.0%

Operating Type - By Segment
Retirement Centers	95	17,142	15.9%	19.7%	15.8%	20.1%
Assisted Living	818	53,463	57.1%	61.7%	57.2%	61.4%
CCRCs - Rental	43	10,063	13.8%	8.8%	14.0%	9.3%
Brookdale Ancillary Services	N/A	N/A	11.5%	5.0%	11.4%	4.5%
Management Services	158	26,647	1.7%	4.8%	1.6%	4.7%
Total	1,114	107,315	100.0%	100.0%	100.0%	100.0%

CFFO and Adjusted CFFO (See Note Regarding Non-GAAP Financial Measures)

($ in 000s)	FY 2015					FY 2016
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Year to Date

Net cash provided by operating activities	$10,057	$100,767	$91,361	$90,181	$292,366	$70,343	$107,496	$177,839

CFFO	$88,103	$80,922	$66,250	$81,783	$317,058	$86,154	$106,064	$192,218
Add: Integration, transaction, transaction-related and strategic project costs (1)	27,300	29,027	42,499	24,853	123,679	20,928	17,324	$38,252
Adjusted CFFO	$115,403	$109,949	$108,749	$106,636	$440,737	$107,082	$123,388	$230,470

(1) The calculation of Cash From Facility Operations ("CFFO") includes integration, transaction, transaction-related and strategic project costs of $38.3 million and $56.3 million for the six months ended June 30, 2016 and June 30, 2015, respectively. For the six months ended June 30, 2016, integration costs include $11.3 million of transition costs associated with the Emeritus merger and organizational restructuring (such as severance and retention payments and recruiting expenses), $2.3 million of third party consulting expenses directly related to the integration of Emeritus (in areas such as technology and systems work), and $2.7 million of internal costs such as training, travel and labor, reflecting time spent by Company personnel on integration activities and projects. Transaction and transaction-related costs of $2.4 million for the six months ended June 30, 2016 include third party costs directly related to acquisition and disposition activity, community financing and leasing activity and corporate capital structure assessment activities, and are primarily comprised of legal, finance, consulting, professional fees and other third party costs. Strategic project costs of $19.6 million for the six months ended June 30, 2016 include costs associated with certain strategic projects related to refining the Company's strategy, building out enterprise-wide capabilities for the post-merger platform (including the EMR roll-out project) and reducing costs and achieving synergies by capitalizing on scale.

Stock Information

Common Stock Listing	FY 2015					FY 2016
NYSE: BKD	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Year to Date

Weighted average shares used in computing basic and diluted net income (loss) per share (000's)	183,678	184,266	184,570	184,805	184,333	185,153	185,825	185,489

Note Regarding Non-GAAP Financial Measures. This supplemental presentation contains financial measures utilized by management to evaluate our operating performance and liquidity that are not calculated in accordance with U.S. generally accepted accounting principles ("GAAP").  Each of these measures, Adjusted EBITDA, CFFO and Adjusted CFFO, should not be considered in isolation from or as superior to or as a substitute for net income (loss), income (loss) from operations, net cash provided by (used in) operating activities, or other financial measures determined in accordance with GAAP.  This supplemental presentation should be read in conjunction with the Company's earnings release dated August 8, 2016 and the consolidated financial statements included therein.  The Company strongly urges you to review the information under "Reconciliation of Non-GAAP Financial Measures" in such earnings release for the Company's definitions of each of these non-GAAP financial measures and a reconciliation of Adjusted EBITDA from net income (loss) and a reconciliation of CFFO and Adjusted CFFO from net cash provided by (used in) operating activities.  The Company cautions investors that amounts presented in accordance with the Company's definitions of such financial measures may not be comparable to similar measures disclosed by other companies, because not all companies calculate these non-GAAP financial measures in the same manner.
As noted in the earnings release dated August 8, 2016, the Company's definitions and calculations of Adjusted EBITDA and CFFO have changed from prior periods.  Prior period amounts of Adjusted EBITDA included in this supplemental presentation have been recast to conform to the new definition.  See Page 11 of this supplemental presentation for a description of the changes to the definition of Adjusted EBITDA, as well as a reconciliation of the amounts of Adjusted EBITDA previously reported for the full year 2015 and each of the quarters therein and the first quarter of 2016 using the prior definition to the amounts of Adjusted EBITDA calculated using the new definition.  In addition, the Company is now reporting CFFO and Adjusted CFFO as measures of liquidity, and as such the definitions of CFFO and Adjusted CFFO  have been revised to reflect the reconciliation of such measures from net cash provided by (used in) operating activities, and the Company is no longer presenting CFFO per share or Adjusted CFFO per share.  However, the amounts included in the calculation of CFFO and Adjusted CFFO have not changed, and the changes in the definition of CFFO and Adjusted CFFO have no effect on the amounts of CFFO or Adjusted CFFO presented in this supplemental presentation for this period or prior periods.

Brookdale Senior Living Inc.
Segment Financial Data
As of June 30, 2016

Financial Data and Operating Information
($ in 000s, except Senior Housing average monthly revenue per unit)

Retirement Centers	FY 2015					FY 2016
	Q1 (1)	Q2	Q3	Q4	Full Year	Q1	Q2
Revenue	$163,486	$164,409	$164,415	$165,630	$657,940	$169,426	$169,990
Expenses	92,962	92,365	94,081	93,275	372,683	94,977	95,236
Segment Operating Income	$70,524	$72,044	$70,334	$72,355	$285,257	$74,449	$74,754
Segment Operating Margin	43.1%	43.8%	42.8%	43.7%	43.4%	43.9%	44.0%

Number of communities (period end)	99	98	98	95	95	95	95
Total average units(2)	17,369	17,279	17,289	17,293	17,308	17,096	17,095
Weighted average unit occupancy	88.8%	88.4%	88.7%	89.1%	88.8%	88.9%	88.9%
Senior Housing average monthly revenue per unit(3)	$3,533	$3,589	$3,573	$3,584	$3,570	$3,715	$3,727

Assisted Living	FY 2015					FY 2016
	Q1 (1)	Q2	Q3	Q4	Full Year	Q1	Q2
Revenue	$617,344	$611,838	$608,393	$607,882	$2,445,457	$617,270	$613,017
Expenses	393,838	388,479	397,180	388,657	1,568,154	396,460	378,932
Segment Operating Income	$223,506	$223,359	$211,213	$219,225	$877,303	$220,810	$234,085
Segment Operating Margin	36.2%	36.5%	34.7%	36.1%	35.9%	35.8%	38.2%

Number of communities (period end)	837	833	832	820	820	820	818
Total average units(2)	55,073	54,700	54,592	54,492	54,714	53,510	53,521
Weighted average unit occupancy	87.2%	86.4%	86.5%	86.6%	86.7%	85.6%	85.3%
Senior Housing average monthly revenue per unit(3)	$4,283	$4,316	$4,292	$4,296	$4,297	$4,493	$4,478

CCRCs - Rental	FY 2015					FY 2016
	Q1 (1)	Q2	Q3	Q4	Full Year	Q1	Q2
Revenue	$155,991	$151,561	$149,572	$147,448	$604,572	$152,260	$148,225
Expenses	117,420	115,701	108,177	112,779	454,077	116,791	114,631
Segment Operating Income	$38,571	$35,860	$41,395	$34,669	$150,495	$35,469	$33,594
Segment Operating Margin	24.7%	23.7%	27.7%	23.5%	24.9%	23.3%	22.7%

Number of communities (period end)	45	46	45	44	44	44	43
Total average units(2)	10,480	10,543	10,515	10,405	10,486	10,335	10,084
Weighted average unit occupancy	86.0%	83.6%	83.9%	83.9%	84.4%	84.3%	83.7%
Senior Housing average monthly revenue per unit(3)	$5,744	$5,697	$5,626	$5,601	$5,668	$5,790	$5,812

Total Senior Housing	FY 2015					FY 2016
	Q1 (1)	Q2	Q3	Q4	Full Year	Q1	Q2
Revenue	$936,821	$927,808	$922,380	$920,960	$3,707,969	$938,956	$931,232
Expenses	604,220	596,545	599,438	594,711	2,394,914	608,228	588,799
Operating Income	$332,601	$331,263	$322,942	$326,249	$1,313,055	$330,728	$342,433
Operating Margin	35.5%	35.7%	35.0%	35.4%	35.4%	35.2%	36.8%
G&A Allocation(4)	$42,093	$37,399	$36,968	$42,881	$159,341	$44,524	$45,806
Operating Income (Including G&A Allocation)	$290,508	$293,864	$285,974	$283,368	$1,153,714	$286,204	$296,627
Operating Margin (Including G&A Allocation)	31.0%	31.7%	31.0%	30.8%	31.1%	30.5%	31.9%

Number of communities (period end)	981	977	975	959	959	959	956
Total average units(2)	82,922	82,522	82,396	82,190	82,508	80,941	80,700
Weighted average unit occupancy	87.4%	86.5%	86.7%	86.8%	86.8%	86.1%	85.8%
Senior Housing average monthly revenue per unit(3)	$4,305	$4,331	$4,303	$4,302	$4,310	$4,485	$4,476

Brookdale Senior Living Inc.
Segment Financial Data
As of June 30, 2016

Financial Data and Operating Information (continued)
($ in 000s, except Senior Housing average monthly revenue per unit)

Brookdale Ancillary Services	FY 2015					FY 2016
	Q1 (1)	Q2	Q3	Q4	Full Year	Q1	Q2
Revenue	$115,411	$116,170	$117,702	$119,875	$469,158	$122,192	$123,336
Expenses	92,669	98,446	100,282	102,551	393,948	107,674	104,304
Segment Operating Income	$22,742	$17,724	$17,420	$17,324	$75,210	$14,518	$19,032
Segment Operating Margin	19.7%	15.3%	14.8%	14.5%	16.0%	11.9%	15.4%
G&A Allocation(4)	$8,251	$7,811	$6,678	$8,203	$30,943	$7,965	$7,998
Segment Operating Income (Including G&A Allocation)	$14,491	$9,913	$10,742	$9,121	$44,267	$6,553	$11,034
Segment Operating Margin (Including G&A Allocation)	12.6%	8.5%	9.1%	7.6%	9.4%	5.4%	8.9%

Brookdale units served:
Outpatient Therapy	59,660	61,385	66,581	63,938		60,949	61,509
Home Health	63,497	64,307	66,078	65,936		65,031	64,348

Outpatient Therapy treatment codes	636,413	667,836	612,970	588,984	2,506,203	509,651	476,530
Home Health average census	13,767	13,884	14,126	15,065	14,211	16,490	16,126

Total Senior Housing and Brookdale Ancillary Services	FY 2015					FY 2016
	Q1 (1)	Q2	Q3	Q4	Full Year	Q1	Q2
Revenue	$1,052,232	$1,043,978	$1,040,082	$1,040,835	$4,177,127	$1,061,148	$1,054,568
Expenses	696,889	694,991	699,720	697,262	2,788,862	715,902	693,103
Operating Income	$355,343	$348,987	$340,362	$343,573	$1,388,265	$345,246	$361,465
Operating Margin	33.8%	33.4%	32.7%	33.0%	33.2%	32.5%	34.3%
G&A Allocation(4)	$50,344	$45,210	$43,646	$51,084	$190,284	$52,489	$53,804
Operating Income (Including G&A Allocation)	$304,999	$303,777	$296,716	$292,489	$1,197,981	$292,757	$307,661
Operating Margin (Including G&A Allocation)	29.0%	29.1%	28.5%	28.1%	28.7%	27.6%	29.2%

Management Services	FY 2015					FY 2016
	Q1 (1)	Q2	Q3	Q4	Full Year	Q1	Q2
Revenue (Management Fees)	$15,097	$14,839	$14,694	$15,553	$60,183	$16,780	$18,186
Expenses (G&A Allocation)(4)	9,755	8,878	9,978	11,506	40,117	11,256	11,200
Segment Operating Income (Including G&A Allocation)	$5,342	$5,961	$4,716	$4,047	$20,066	$5,524	$6,986
Segment Operating Margin (Including G&A Allocation)	35.4%	40.2%	32.1%	26.0%	33.3%	32.9%	38.4%

Number of communities (period end)	160	160	157	164	164	162	158
Total average units(2)	27,185	27,026	26,590	26,464	26,834	26,613	26,435
Weighted average occupancy	86.5%	85.2%	85.8%	86.6%	86.0%	87.1%	86.8%
Senior Housing average monthly revenue per unit(3)	$4,277	$4,238	$4,224	$4,246	$4,249	$4,371	$4,350

Total Senior Housing, Brookdale Ancillary and Management Services	FY 2015					FY 2016
	Q1 (1)	Q2	Q3	Q4	Full Year	Q1	Q2
Revenue	$1,067,329	$1,058,817	$1,054,776	$1,056,388	$4,237,310	$1,077,928	$1,072,754
Expenses	696,889	694,991	699,720	697,262	2,788,862	715,902	693,103
Operating Income	$370,440	$363,826	$355,056	$359,126	$1,448,448	$362,026	$379,651
Operating Margin	34.7%	34.4%	33.7%	34.0%	34.2%	33.6%	35.4%
G&A Allocation(4)	$60,099	$54,088	$53,624	$62,590	$230,401	$63,745	$65,004
Operating Income (Including G&A Allocation)	$310,341	$309,738	$301,432	$296,536	$1,218,047	$298,281	$314,647
Operating Margin (Including G&A Allocation)	29.1%	29.3%	28.6%	28.1%	28.7%	27.7%	29.3%

(1) Certain prior period expense amounts have been reclassified to conform to the current financial statement presentation, with no effect on the Company's consolidated financial position or results of operations.

(2) Total average units operated represents the average number of units operated during the period, excluding equity homes.
(3) Senior Housing average monthly revenue per unit represents the average of total monthly resident fee revenues, excluding amortization of entrance fees and Brookdale Ancillary Services segment revenue, divided by average occupied units.

(4) Excludes non-cash stock-based compensation expense and integration, transaction, transaction-related and strategic project costs.

Brookdale Senior Living Inc.
Senior Housing Data by Ownership Type
As of June 30, 2016

Financial Data and Operating Information
($ in 000s, except Senior Housing average monthly revenue per unit)

Owned Properties	FY 2015					FY 2016
	Q1 (1)	Q2	Q3	Q4	Full Year	Q1	Q2
Revenue	$412,555	$411,576	$409,249	$412,678	$1,646,058	$415,775	$406,908
Expenses	276,225	274,608	274,427	277,509	1,102,769	278,140	267,901
Operating Income	$136,330	$136,968	$134,822	$135,169	$543,289	$137,635	$139,007
Operating Margin	33.0%	33.3%	32.9%	32.8%	33.0%	33.1%	34.2%

Number of communities (period end)	422	424	424	413		407	407
Total average units(2)	36,923	37,182	37,128	37,431		36,248	35,615
Weighted average unit occupancy	86.5%	85.4%	85.7%	85.9%		85.5%	85.1%
Senior Housing average monthly revenue per unit(3)	$4,305	$4,319	$4,286	$4,277		$4,470	$4,474

Leased Properties with Purchase Options	FY 2015					FY 2016
	Q1 (1)	Q2	Q3	Q4	Full Year	Q1	Q2
Revenue	$82,064	$79,516	$79,568	$75,462	$316,610	$77,455	$75,301
Expenses	52,414	50,638	51,187	47,852	202,091	49,583	47,522
Operating Income	$29,650	$28,878	$28,381	$27,610	$114,519	$27,872	$27,779
Operating Margin	36.1%	36.3%	35.7%	36.6%	36.2%	36.0%	36.9%

Number of communities (period end)	103	101	101	96		95	94
Total average units(2)	7,027	6,803	6,806	6,340		6,336	6,144
Weighted average unit occupancy	87.8%	86.7%	87.4%	88.2%		87.8%	87.9%
Senior Housing average monthly revenue per unit(3)	$4,433	$4,492	$4,458	$4,498		$4,641	$4,647

Leased Properties without Purchase Options	FY 2015					FY 2016
	Q1 (1)	Q2	Q3	Q4	Full Year	Q1	Q2
Revenue	$442,202	$436,716	$433,563	$432,820	$1,745,301	$445,726	$449,023
Expenses	275,581	271,299	273,824	269,350	1,090,054	280,505	273,376
Operating Income	$166,621	$165,417	$159,739	$163,470	$655,247	$165,221	$175,647
Operating Margin	37.7%	37.9%	36.8%	37.8%	37.5%	37.1%	39.1%

Number of communities (period end)	456	452	450	450		457	455
Total average units(2)	38,972	38,537	38,462	38,419		38,357	38,941
Weighted average unit occupancy	88.2%	87.4%	87.5%	87.3%		86.4%	86.2%
Senior Housing average monthly revenue per unit(3)	$4,282	$4,313	$4,289	$4,294		$4,474	$4,450

Total Senior Housing	FY 2015					FY 2016
	Q1 (1)	Q2	Q3	Q4	Full Year	Q1	Q2
Revenue	$936,821	$927,808	$922,380	$920,960	$3,707,969	$938,956	$931,232
Expenses	604,220	596,545	599,438	594,711	2,394,914	608,228	588,799
Operating Income	$332,601	$331,263	$322,942	$326,249	$1,313,055	$330,728	$342,433
Operating Margin	35.5%	35.7%	35.0%	35.4%	35.4%	35.2%	36.8%

Number of communities (period end)	981	977	975	959	959	956
Total average units(2)	82,922	82,522	82,396	82,190	80,941	80,700
Weighted average unit occupancy	87.4%	86.5%	86.7%	86.8%	86.1%	85.8%
Senior Housing average monthly revenue per unit(3)	$4,305	$4,331	$4,303	$4,302	$4,485	$4,476

(1) Certain prior period expense amounts have been reclassified to conform to the current financial statement presentation, with no effect on the Company's consolidated financial position or results of operations.

(2) Total average units operated represents the average number of units operated during the period, excluding equity homes.
(3) Senior Housing average monthly revenue per unit represents the average of total monthly resident fee revenues, excluding amortization of entrance fees and Brookdale Ancillary Services segment revenue, divided by average occupied units.

Brookdale Senior Living Inc.
Same Community and Capital Expenditure Information
As of June 30, 2016

Senior Housing Same Community Information
($ in 000s, except Senior Housing average monthly revenue per unit)
	Three Months Ended June 30,			Twelve Months Ended June 30,
	2016	2015	% Change	2016	2015	% Change
Revenue	$896,326	$882,624	1.6%	$3,507,162	$3,490,879	0.5%
Operating Expense	562,558	561,869	0.1%	2,247,442	2,240,866	0.3%
Same Community Operating Income	$333,768	$320,755	4.1%	$1,259,720	$1,250,013	0.8%
Same Communitity Operating Margin	37.2%	36.3%	0.9%	35.9%	35.8%	0.1%

Number of communities (period end)	933	933		924	924
Weighted average unit occupancy	86.0%	87.2%	-1.2%	86.7%	88.4%	-1.7%
Senior Housing average monthly revenue per unit (1)	$4,460	$4,331	3.0%	$4,380	$4,271	2.6%

Same community information reflects historical results from senior housing operations for same store communities (utilizing the Company's methodology for determining same store communities).

Schedule of Capital Expenditures
($ in 000s)

	Three Months Ended June 30,		Six Months Ended June 30,
Type	2016	2015	2016	2015
Recurring	$15,995	$19,527	$31,278	$36,289
Less: reimbursements	(2,327)	(2,102)	(4,329)	(3,861)
Net Recurring (2)	13,668	17,425	26,949	32,428
EBITDA-enhancing / Major Projects (3)	28,643	35,235	61,121	61,371
Corporate, integration and other (4)	16,448	29,468	27,723	43,023
Non-Development Capital Expenditures	58,759	82,128	115,793	136,822

Development (Program Max, net) (5)	6,508	1,621	10,722	10,760
Total Capital Expenditures (6)	65,267	83,749	126,515	147,582

Add: Total lessor reimbursements	14,557	15,470	32,326	30,766
Add: Change in related payables	1,726	-	31,219	-
Cash paid for additions to PP&E	$81,550	$99,219	$190,060	$178,348

(1) Senior Housing average monthly revenue per unit represents the average of total monthly resident fee revenues, excluding amortization of entrance fees and Brookdale Ancillary Services segment revenue, divided by average occupied units.

(2) Payments are included in CFFO.
(3)  Includes EBITDA-enhancing projects (primarily community renovations and apartment upgrades) and other major building infrastructure projects. Amounts shown are amounts invested, net of third party lessor reimbursements of $5.8 million and $6.1 million for the three months ended June 30, 2016 and 2015, respectively, and $12.8 million and $8.9 million for the six months ended June 30, 2016 and 2015, respectively.

(4)  Corporate, integration and other includes capital expenditures for information technology systems and equipment and expenditures supporting the expansion of our support platform and ancillary services programs.

(5)  Includes community expansions and major repositioning or upgrade projects.  Also includes de novo community developments.  Amounts shown are amounts invested, net of third party lessor reimbursements of $6.5 million and $7.2 million for the three months ended June 30, 2016 and 2015, respectively, and $15.2 million and $18.0 million for the six months ended June 30, 2016 and 2015, respectively.

(6)  Amounts shown are gross expenditures (including related payables), net of third party lessor reimbursements. Approximately $18.1 million and $16.5 million of expense was recognized during the three months ended June 30, 2016 and 2015, respectively, and $35.0 mllion and $31.4 million of expense was recognized during the six months ended June 30, 2016 and 2015, respectively, for normal repairs and maintenance and capital spend under $1,500 per invoice, except for unit turnovers.

Brookdale Senior Living Inc.
Capital Structure - selected financial information
As of June 30, 2016
($ in 000s)

Long Term Debt and Line of Credit Maturities

	Maturities
	Mortgage	weighted	Line of	weighted	Total
	Debt (1)	rate (2)	Credit	rate (2)	Debt

2016 (3)	$237,959	4.88%	$-	-	$237,959
2017	216,628	5.56%	-	-	216,628
2018	1,204,522	4.47%	-	-	1,204,522
2019	132,618	5.88%	-	-	132,618
2020	467,520	5.09%	186,500	3.88%	654,020
Thereafter	1,449,408	3.90%	-	-	1,449,408
Total	$3,708,655	4.47%	$186,500	3.88%	$3,895,155

Coverage Ratios

	Six Months Ended June 30, 2016 (4)
	Owned		Leased
	Communities		Communities*

Units	35,690		44,978
Operating Income	$276,642		$396,519
Operating Income adjusted for 5% management fee and capital expenditures at $350/unit	$229,261		$336,272
Interest Payments	$87,721
Cash Lease Payments			$307,683

Coverage	2.6	x	1.1	x

* Leased communities include communities subject to capital and financing leases.

Debt Amortization

	Six Months Ended June 30,
	2016	2015
Scheduled debt amortization	$42,861	$44,684
Lease financing debt amortization - FMV or no purchase option (5)	27,926	25,195
Lease financing debt amortization - bargain purchase option	3,101	2,585
Total debt amortization	$73,888	$72,464

Line Availability

	06/30/15	09/30/15	12/31/15	03/31/16	06/30/16

Total line commitment	$500,000	$500,000	$500,000	$500,000	$500,000

Line of credit (6)	$468,092	$443,378	$416,605	$441,048	$453,744
Ending line balance	270,000	310,000	310,000	210,000	186,500
Available to draw	$198,092	$133,378	$106,605	$231,048	$267,244
Cash and cash equivalents	78,496	70,391	88,029	70,862	39,053
Total liquidity (available to draw + cash)	$276,588	$203,769	$194,634	$301,910	$306,297

Total letters of credit outstanding	$83,685	$83,940	$82,413	$86,667	$86,441

Leverage Ratios (7)

		Annualized
Trailing twelve months ended June 30, 2016		Leverage
Adjusted EBITDAR	$1,209,955
Less: cash operating lease payments	(376,685)
Adjusted EBITDA	833,270
Less: cash capital and financing lease payments	(235,103)
Adjusted EBITDA after capital and financing lease payments	598,167

Debt as of June 30, 2016
Debt (1)	3,708,655
Line of credit	186,500
Less: unrestricted cash	(39,053)
Less: cash held as collateral against existing debt	(2,249)
Total net debt	3,853,853	6.4	x

Plus: cash lease payments multiplied by 8	4,894,304
Total adjusted net debt	$8,748,157	7.2	x

Debt Structure

		Weighted
	Balance	rate (2)
Fixed rate debt (1)	$2,457,505	5.15%
Variable rate debt (1)	1,251,150	3.13%
Line of credit (cash borrowings)	186,500	3.88%
Total long term debt and line of credit	$3,895,155

	Balance	% of total
Variable rate debt with interest rate caps (1) (8)	$814,198	65.1%
Variable rate debt - unhedged (1)	436,952	34.9%
Total variable rate debt (1)	$1,251,150	100.0%

(1) Includes mortgage debt, convertible notes and other notes payable, but excludes capital and financing leases and line of credit.
(2) Pertaining to variable rate debt, reflects a) market rates as of June 30, 2016 and b) applicable cap rates for hedged debt.
(3) Maturities of mortgage debt in 2016 includes the following debt instruments with post-2016 scheduled maturity dates: (i) $154.7 million of debt on Assets Held for Sale and (ii) $29.1 million of demand notes payable to the unconsolidated entrance fee venture, which we utilize in certain states in lieu of cash reserves.

(4) Senior housing operating income and adjusted operating income exclude Brookdale Ancillary Services segment operating income.
(5) Payments are included in CFFO.
(6) The actual amount available to borrow under the line of credit may vary from time to time as it is based on borrowing base calculations related to the value and performance of the communities securing the facility.

(7) Adjusted EBITDAR and Adjusted EBITDA as reported in the calculation of leverage ratios exclude integration, transaction, transaction-related and strategic project costs of $97.5 million (excluding $8.1 million of debt modification costs included in CFFO) for the trailing twelve months ended June 30, 2016.

(8) Weighted cap rate for stated reporting period of 4.63% is materially above current market rates, therefore caps have no impact on consolidated interest expense for given period.

Brookdale Senior Living Inc.
Adjusted EBITDA and CFFO Calculations
As of June 30, 2016

CFFO Reconciliation
($ in 000s)	FY 2015					FY 2016
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Year to Date

Net cash provided by operating activities	$10,057	$100,767	$91,361	$90,181	$292,366	$70,343	$107,496	$177,839
Net cash used in investing activities	(231,291)	(145,206)	(121,805)	(70,675)	(568,977)	(74,448)	(82,288)	(156,736)
Net cash provided by (used in) financing activities	232,333	7,753	22,339	(1,868)	260,557	(13,062)	(57,017)	(70,079)
Net increase (decrease) in cash and cash equivalents	$11,099	$(36,686)	$(8,105)	$17,638	$(16,054)	$(17,167)	$(31,809)	$(48,976)

Net cash provided by operating activities	$10,057	$100,767	$91,361	$90,181	$292,366	$70,343	$107,496	$177,839
Changes in operating assets and liabilities	16,425	547	(6,324)	664	11,312	28,140	10,420	38,560
Add: Loss on facility lease termination	76,143	-	-	-	76,143	-	-	-
Less: Distributions from unconsolidated ventures from cumulative share of net earnings	(500)	(950)	(6,375)	-	(7,825)	-	-	-
Less: Recurring capital expenditures, net	(15,003)	(17,425)	(14,531)	(13,978)	(60,937)	(13,281)	(13,668)	(26,949)
Less: Lease financing debt amortization with fair market value or no purchase options	(12,439)	(12,756)	(12,852)	(13,249)	(51,296)	(13,809)	(14,117)	(27,926)
Add: Refundable entrance fees received	36	550	924	429	1,939	535	611	1,146
Less: Entrance fee refunds disbursed	(829)	(988)	(1,434)	(1,160)	(4,411)	(1,128)	(617)	(1,745)
Add: CFFO of unconsolidated ventures	14,213	11,177	15,481	18,896	59,767	15,354	15,939	31,293
CFFO	$88,103	$80,922	$66,250	$81,783	$317,058	$86,154	$106,064	$192,218

Add: Integration, transaction, transaction-related and strategic project costs	27,300	29,027	42,499	24,853	123,679	20,928	17,324	38,252
Adjusted CFFO	$115,403	$109,949	$108,749	$106,636	$440,737	$107,082	$123,388	$230,470

Adjusted EBITDA and CFFO Calculations
($ in 000s)	FY 2015					FY 2016		Q2 2016 CFFO Distribution
	Q1(1)	Q2	Q3	Q4	Full Year	Q1	Q2	Owned	Other (2)	Transaction/ Integration

Resident and management fee revenue	$1,067,329	$1,058,817	$1,054,776	$1,056,388	$4,237,310	$1,077,928	$1,072,754	$406,908	$665,846	$-

Less: Facility operating expenses	(696,889)	(694,991)	(699,720)	(697,262)	(2,788,862)	(715,902)	(693,103)	(267,901)	(425,202)	-
Add: Change in future service obligation	-	-	-	(941)	(941)	-	-	-	-	-
Adjusted facility operating expenses	(696,889)	(694,991)	(699,720)	(698,203)	(2,789,803)	(715,902)	(693,103)	(267,901)	(425,202)	-

Less: G&A including non-cash stock-based compensation expense	(89,530)	(89,545)	(99,534)	(91,970)	(370,579)	(92,621)	(90,695)	(20,015)	(53,983)	(16,697)
Less: Transaction costs	(6,742)	(421)	-	(1,089)	(8,252)	(850)	(441)	-	-	(441)
Add: G&A non-cash stock-based compensation expense	8,873	6,851	10,147	5,780	31,651	9,769	8,994	-	8,994	-
Net G&A (3)	(87,399)	(83,115)	(89,387)	(87,279)	(347,180)	(83,702)	(82,142)	(20,015)	(44,989)	(17,138)

Less: Facility lease expense	(94,471)	(91,338)	(91,144)	(90,621)	(367,574)	(96,689)	(92,682)	-	(92,682)	-
Add: Straight-line lease expense	2,801	1,919	1,731	505	6,956	3,935	(523)	-	(523)	-
Add: Amortization of (above) below market lease, net	(1,959)	(1,840)	(1,626)	(1,733)	(7,158)	(1,733)	(1,733)	-	(1,733)	-
Less: Amortization of deferred gain	(1,093)	(1,093)	(1,093)	(1,093)	(4,372)	(1,093)	(1,093)	-	(1,093)	-
Net lease expense	(94,722)	(92,352)	(92,132)	(92,942)	(372,148)	(95,580)	(96,031)	-	(96,031)	-

Adjusted EBITDA	188,319	188,359	173,537	177,964	728,179	182,744	201,478	118,992	99,624	(17,138)

Less: Entrance fee amortization	(767)	(930)	(619)	(888)	(3,204)	(926)	(1,013)	-	(1,013)	-

Add: Entrance fee receipts	2,491	3,408	4,498	2,655	13,052	3,622	4,982	-	4,982	-
Less: Entrance fee disbursements	(829)	(988)	(1,434)	(1,160)	(4,411)	(1,128)	(617)	-	(617)	-
Net entrance fees	1,662	2,420	3,064	1,495	8,641	2,494	4,365	-	4,365	-

Add: CFFO of unconsolidated ventures	14,213	11,177	15,481	18,896	59,767	15,354	15,939	-	15,939	-

Less: Recurring capital expenditures, net	(15,003)	(17,425)	(14,531)	(13,978)	(60,937)	(13,281)	(13,668)	(5,827)	(7,841)	-
Less: Interest expense, net	(89,424)	(90,530)	(90,847)	(88,738)	(359,539)	(87,428)	(87,008)	(43,731)	(43,277)	-
Less: Lease financing debt amortization with fair market value or no purchase options	(12,439)	(12,756)	(12,852)	(13,249)	(51,296)	(13,809)	(14,117)	-	(14,117)	-
Less: Other	1,542	607	(6,983)	281	(4,553)	1,006	88	-	274	(186)

CFFO	$88,103	$80,922	$66,250	$81,783	$317,058	$86,154	$106,064	$69,434	$53,954	$(17,324)

Add: Integration, transaction, transaction-related and strategic project costs	27,300	29,027	42,499	24,853	123,679	20,928	17,324	-	-	17,324
Adjusted CFFO	$115,403	$109,949	$108,749	$106,636	$440,737	$107,082	$123,388	$69,434	$53,954	$-

(1) Certain prior period expense amounts have been reclassified to conform to the current financial statement presentation, with no effect on the Company's consolidated financial position or results of operations.

(2) Other includes financial data from leased communities, Brookdale Ancillary Services, and Management Services.
(3) Allocation of G&A to Owned and Other is based upon a percentage of revenue and excludes non-cash stock-based compensation expense and integration, transaction, transaction-related and strategic project costs.

Brookdale Senior Living Inc.
CFFO of Unconsolidated Ventures
As of June 30, 2016

CFFO of Unconsolidated Ventures Reconciliation
($ in 000s except Senior Housing average monthly revenue per unit)
CCRC Venture	Other Ventures
FY 2015	FY 2016	FY 2015	FY 2016
Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q1	Q2	Q3	Q4	Full Year	Q1	Q2

Number of communities (period end)	14	14	14	15	15	15	86	122	122	125	125	124
Total average units	6,843	6,848	6,919	7,068	7,187	7,175	11,949	12,082	17,219	17,283	17,481	17,410
Weighted average unit occupancy	85.3%	84.4%	84.0%	84.8%	86.1%	85.4%	86.6%	86.0%	87.5%	88.1%	88.2%	87.7%
Senior Housing average monthly revenue per unit	$4,929	$4,829	$4,887	$4,901	$4,966	$4,954	$4,110	$4,119	$3,930	$3,947	$4,092	$4,069

Resident fee revenue	$87,473	$85,179	$87,059	$89,830	$349,541	$95,639	$95,112	$127,513	$126,435	$177,678	$180,362	$611,988	$189,291	$186,429

Less: Facility operating expenses	(67,451)	(68,544)	(70,756)	(70,788)	(277,539)	(73,580)	(73,312)	(83,469)	(83,094)	(117,433)	(116,343)	(400,339)	(120,111)	(120,609)

Less: General and administrative expenses including management fees	(4,707)	(4,691)	(4,765)	(5,345)	(19,508)	(5,241)	(5,394)	(6,153)	(6,080)	(8,625)	(9,344)	(30,202)	(10,147)	(9,487)

Adjusted EBITDA	15,315	11,944	11,538	13,697	52,494	16,818	16,406	37,891	37,261	51,620	54,675	181,447	59,033	56,333

Less: Entrance fee amortization	(1,141)	(1,482)	(1,828)	(1,718)	(6,169)	(3,395)	(4,103)	-	-	-	-	-	-	-

Add: Entrance fee receipts	23,251	26,040	27,744	35,017	112,052	25,882	32,574	-	-	-	-	-	-	-
Less: Entrance fee disbursements	(9,181)	(13,042)	(10,875)	(9,565)	(42,663)	(10,776)	(13,906)	-	-	-	-	-	-	-
Net entrance fees	14,070	12,998	16,869	25,452	69,389	15,106	18,668	-	-	-	-	-	-	-

Less: Recurring capital expenditures, net	(1,159)	(1,898)	(1,860)	(2,201)	(7,118)	(1,522)	(1,694)	(2,336)	(2,760)	(3,577)	(4,052)	(12,725)	(2,794)	(3,495)
Less: Interest expense, net	(1,530)	(1,500)	(1,528)	(1,462)	(6,020)	(1,433)	(1,335)	(25,845)	(26,198)	(34,371)	(35,300)	(121,714)	(35,206)	(34,838)
Less: Other	-	-	-	(8)	(8)	10	(43)	(613)	(103)	(300)	(616)	(1,632)	(759)	(1,128)

CFFO	$25,555	$20,062	$23,191	$33,760	$102,568	$25,584	$27,899	$9,097	$8,201	$13,372	$14,707	$45,377	$20,274	$16,872

Add: Integration, transaction, transaction-related and strategic project costs (1)	-	-	4,683	-	4,683	-	-	-	-	-	-	-	-	-
Adjusted CFFO	$25,555	$20,062	$27,874	$33,760	$107,251	$25,584	$27,899	$9,097	$8,201	$13,372	$14,707	$45,377	$20,274	$16,872

Brookdale Weighted Average Ownership %	51.0%	51.0%	51.0%	51.0%	51.0%	51.0%	51.0%	13.0%	11.5%	9.5%	11.4%	11.2%	11.4%	10.1%
CFFO of Unconsolidated Ventures	$13,033	$10,232	$14,216	$17,218	$54,698	$13,048	$14,228	$1,180	$945	$1,265	$1,678	$5,069	$2,306	$1,711

Leverage Ratio for Unconsolidated Ventures
Debt Principal as of June 30, 2016	$209,569	$1,965,451
Annualized Adjusted EBITDA	66,448	230,732
Leverage	3.2	x	8.5	x

Unconsolidated Ventures Schedule of Capital Expenditures
($ in 000s)	FY 2015	FY 2016
Type	Q1	Q2	Q3	Q4	Full Year	Q1	Q2
Recurring	$3,495	$4,658	$5,437	$6,253	$19,843	$4,316	$5,189
EBITDA-enhancing / Major Projects	13,243	24,562	27,167	37,079	$102,051	17,490	19,319
Development (Program Max)	4,340	7,685	6,178	8,332	$26,535	5,756	5,256
Total Capital Expenditures	$21,078	$36,905	$38,782	$51,664	$148,429	$27,562	$29,764

(1) Integration, transaction, transaction-related and strategic project costs include third party expenses directly related to integration activities, as well as internal costs such as labor reflecting time spent by Company personnel on integration and strategic project activity.  Transaction costs include third party costs directly related to the formation of the unconsolidated ventures and other acquisition activity.

Brookdale Senior Living Inc.
Cash Lease and Interest Expense
As of June 30, 2016

Lease Maturity Information

	Leased Properties with Purchase Options		Leased Properties without Purchase Options		Total Leased Communities
	Community	Unit	Community	Unit	Community	Unit
Initial Lease Maturities	Count	Capacity	Count	Capacity	Count	Capacity
2016	-	-	6	479	6	479
2017	31	2,050	7	819	38	2,869
2018	42	2,170	11	1,503	53	3,673
2019	3	327	50	2,753	53	3,080
2020	2	301	90	4,686	92	4,987
Thereafter	16	1,296	291	28,594	307	29,890
Total	94	6,144	455	38,834	549	44,978

Cash Lease and Interest Expense

($ in 000s)	FY 2015				FY 2016
	Q1	Q2	Q3	Q4	Q1	Q2
Facility Lease Payments

Facility lease expense	$94,471	$91,338	$91,144	$90,621	$96,689	$92,682
Less: Straight-line lease expense, net	(842)	(79)	(105)	1,228	(2,202)	2,256
Add: Amortization of deferred gain	1,093	1,093	1,093	1,093	1,093	1,093
Cash lease payments - Operating Leases	$94,722	$92,352	$92,132	$92,942	$95,580	$96,031
Supplemental breakout:
Communities with purchase options	$6,343	$6,311	$5,734	$5,968	$5,779	$5,784
Communities without purchase options	88,379	86,041	86,398	86,974	89,801	90,247
	$94,722	$92,352	$92,132	$92,942	$95,580	$96,031

Interest Expense: Capital and financing lease obligations	$53,203	$53,043	$53,217	$51,669	$50,579	$50,581
Less: Capital and financing lease interest - noncash	(5,700)	(5,816)	(5,942)	(6,014)	(6,439)	(6,575)
Add: Capital and financing lease principal (1)	12,439	12,756	12,852	13,249	13,809	14,117
Cash lease payments - Capital and Financing Leases	$59,942	$59,983	$60,127	$58,904	$57,949	$58,123
Supplemental breakout:
Communities with purchase options	$14,205	$13,558	$13,975	$12,233	$12,563	$12,430
Communities without purchase options	45,737	46,425	46,152	46,671	45,386	45,693
	$59,942	$59,983	$60,127	$58,904	$57,949	$58,123

Total cash lease payments	$154,664	$152,335	$152,259	$151,846	$153,529	$154,154

Interest Expense

Property level debt interest expense	$40,174	$41,510	$41,798	$41,306	$41,816	$41,557
Convertible debt interest expense	2,174	2,174	2,174	2,174	2,174	2,174
Total debt interest expense	42,348	43,684	43,972	43,480	43,990	43,731
Less: interest income	(427)	(382)	(398)	(396)	(702)	(728)
Interest expense, net	$41,921	$43,302	$43,574	$43,084	$43,288	$43,003

(1) Includes lease financing debt amortization on communities with FMV or no purchase option. Payments are included in CFFO.

Brookdale Senior Living Inc.
Quarterly Cash Flow Statements
As of June 30, 2016
($ in 000s)

Cash Flow Statements

	Q1 2015	Q2 2015	Q3 2015	Q4 2015	FY 2015	Q1 2016	Q2 2016
Cash Flows from Operating Activities
Net income (loss)	$(130,709)	$(84,807)	$(68,336)	$(174,303)	$(458,155)	$(48,817)	$(35,491)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Loss on extinguishment of debt, net	44	-	-	77	121	139	-
Depreciation and amortization, net	220,808	225,483	161,331	128,894	736,516	129,447	135,682
Asset impairment	-	-	-	57,941	57,941	3,375	4,152
Equity in (earnings) loss of unconsolidated ventures	(1,484)	672	1,578	38	804	(1,018)	(338)
Distributions from unconsolidated ventures from cumulative share of net earnings	500	950	6,375	-	7,825	-	-
Amortization of deferred gain	(1,093)	(1,093)	(1,093)	(1,093)	(4,372)	(1,093)	(1,093)
Amortization of entrance fee revenue	(767)	(930)	(619)	(888)	(3,204)	(926)	(1,013)
Proceeds from deferred entrance fee revenue	2,455	2,858	3,574	2,226	11,113	3,087	4,371
Deferred income tax (benefit) provision	(79,237)	(53,225)	(31,552)	68,753	(95,261)	934	(602)
Change in deferred lease liability	2,801	1,919	1,731	505	6,956	3,935	(523)
Change in fair value of derivatives	550	76	164	7	797	24	4
(Gain) loss on sale of assets	-	-	(1,723)	453	(1,270)	(2,749)	198
Change in future service obligation	-	-	-	(941)	(941)	-	-
Non-cash stock-based compensation	8,873	6,851	10,147	5,780	31,651	9,769	8,994
Non-cash interest expense on financing lease obligations	5,700	5,816	5,942	6,014	23,472	6,439	6,575
Amortization of (above) below market rents, net	(1,959)	(1,840)	(1,626)	(1,733)	(7,158)	(1,733)	(1,733)
Other	-	(1,416)	(856)	(885)	(3,157)	(2,330)	(1,267)
Changes in operating assets and liabilities:
Accounts receivable, net	(13,140)	899	9,334	8,515	5,608	(2,738)	8,177
Prepaid expenses and other assets, net	24,504	12,989	2,404	11,182	51,079	(36,554)	19,709
Accounts payable and accrued expenses	(38,773)	(10,763)	26,344	(37,372)	(60,564)	(1,388)	(21,745)
Tenant refundable fees and security deposits	(510)	(7)	(221)	214	(524)	(226)	264
Deferred revenue	11,494	(3,665)	(31,537)	16,797	(6,911)	12,766	(16,825)
Net cash provided by operating activities	10,057	100,767	91,361	90,181	292,366	70,343	107,496
Cash Flows from Investing Activities
Decrease (increase) in lease security deposits and lease acquisition deposits, net	13,037	2,686	(3,182)	(1,675)	10,866	(1,210)	(328)
Decrease (increase) in cash and escrow deposits — restricted	12,289	(2,083)	(3,384)	22,464	29,286	72	283
Additions to property, plant and equipment and leasehold intangibles, net	(79,129)	(99,219)	(123,430)	(109,273)	(411,051)	(108,510)	(81,550)
Acquisition of assets, net of related payables	(174,305)	(18,396)	(750)	2,235	(191,216)	(12,157)	-
Investment in unconsolidated ventures	(3,923)	(34,686)	(2,100)	(28,588)	(69,297)	(2,365)	(1,368)
Distributions received from unconsolidated ventures	-	-	7,038	2,016	9,054	1,724	1,878
Proceeds from sale of assets, net	-	4,993	3,079	41,154	49,226	45,584	-
Other	740	1,499	924	992	4,155	2,414	(1,203)
Net cash used in investing activities	(231,291)	(145,206)	(121,805)	(70,675)	(568,977)	(74,448)	(82,288)
Cash Flows from Financing Activities
Proceeds from debt	85,365	79,828	384,938	35,519	585,650	177,370	14,758
Repayment of debt and capital and financing lease obligations	(47,555)	(36,482)	(369,352)	(32,373)	(485,762)	(84,016)	(44,411)
Proceeds from line of credit	445,000	240,000	285,000	205,000	1,175,000	448,500	446,000
Repayment of line of credit	(245,000)	(270,000)	(245,000)	(205,000)	(965,000)	(548,500)	(469,500)
Payment of financing costs, net of related payables	(1,481)	(1,985)	(28,785)	(371)	(32,622)	(818)	177
Refundable entrance fees:
Proceeds from refundable entrance fees	36	550	924	429	1,939	535	611
Refunds of entrance fees	(829)	(988)	(1,434)	(1,160)	(4,411)	(1,128)	(617)
Cash portion of loss on extinguishment of debt, net	(44)	-	-	-	(44)	-	-
Payment on lease termination	(3,875)	(3,875)	(4,625)	(4,625)	(17,000)	(4,625)	(4,625)
Other	716	705	673	713	2,807	(380)	590
Net cash provided by (used in) financing activities	232,333	7,753	22,339	(1,868)	260,557	(13,062)	(57,017)
Net increase (decrease) in cash and cash equivalents	11,099	(36,686)	(8,105)	17,638	(16,054)	(17,167)	(31,809)
Cash and cash equivalents at beginning of period	104,083	115,182	78,496	70,391	104,083	88,029	70,862
Cash and cash equivalents at end of period	$115,182	$78,496	$70,391	$88,029	$88,029	$70,862	$39,053

Brookdale Senior Living Inc.
Adjusted EBITDA Bridge
As of June 30, 2016

Reconciliation of Previously Reported Adjusted EBITDA to New Definition
As noted in the earnings release dated August 8, 2016, the Company's definition and calculations of Adjusted EBITDA have changed from prior periods.  Prior period amounts of Adjusted EBITDA included in this supplemental presentation have been recast to conform to the new definition. The new definition of Adjusted EBITDA reflects the removal of the following adjustments to net income (loss) used in the previous definition:  the addition of CFFO from unconsolidated ventures and entrance fee receipts, net of refunds and the subtraction of amortization of entrance fee revenue. Set forth below are reconciliations of the amounts of Adjusted EBITDA previously reported for the full year 2015 and each of the quarters therein and the first quarter of 2016 using the previous definition to the amounts of Adjusted EBITDA calculated using the new definition.
($ in 000s)	FY 2015					FY 2016
	Q1	Q2	Q3	Q4	Full Year	Q1
Net income (loss)	$(130,709)	$(84,807)	$(68,336)	$(174,303)	$(458,155)	$(48,817)
(Benefit) provision for income taxes	(78,288)	(52,593)	(30,796)	69,468	(92,209)	1,665
Equity in (earnings) loss of unconsolidated ventures	(1,484)	672	1,578	38	804	(1,018)
Debt modification and extinguishment costs	44	-	6,736	240	7,020	1,110
Other non-operating income	(2,491)	(2,654)	(3,089)	(1,593)	(9,827)	(7,787)
Interest expense	96,482	96,641	97,969	97,672	388,764	96,903
Interest income	(427)	(382)	(399)	(395)	(1,603)	(702)
Income (loss) from operations	(116,873)	(43,123)	3,663	(8,873)	(165,206)	41,354
Depreciation and amortization	220,427	225,645	160,715	126,378	733,165	127,137
Asset impairment	-	-	-	57,941	57,941	3,375
Loss on facility lease termination	76,143	-	-	-	76,143	-
Straight-line lease (income) expense	2,801	1,919	1,731	505	6,956	3,935
Amortization of (above) below market lease, net	(1,959)	(1,840)	(1,626)	(1,733)	(7,158)	(1,733)
Amortization of deferred gain	(1,093)	(1,093)	(1,093)	(1,093)	(4,372)	(1,093)
Amortization of entrance fee revenue	(767)	(930)	(619)	(888)	(3,204)	(926)
Change in future service obligation	-	-	-	(941)	(941)	-
Non-cash stock-based compensation expense	8,873	6,851	10,147	5,780	31,651	9,769
Entrance fee receipts	2,491	3,408	4,498	2,655	13,052	3,622
Entrance fee disbursements	(829)	(988)	(1,434)	(1,160)	(4,411)	(1,128)
CFFO from unconsolidated ventures	14,213	11,177	15,481	18,896	59,767	15,354
Adjusted EBITDA, as previously reported	203,427	201,026	191,463	197,467	793,383	199,666

Less: CFFO from unconsolidated ventures	(14,213)	(11,177)	(15,481)	(18,896)	(59,767)	(15,354)

Add: Amortization of entrance fee revenue	767	930	619	888	3,204	926

Less: Entrance fee receipts	(2,491)	(3,408)	(4,498)	(2,655)	(13,052)	(3,622)
Add: Entrance fee disbursements	829	988	1,434	1,160	4,411	1,128
Net entrance fees	(1,662)	(2,420)	(3,064)	(1,495)	(8,641)	(2,494)

Adjusted EBITDA	$188,319	$188,359	$173,537	$177,964	$728,179	$182,744